UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C.  20549

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported):  August 11, 2003



  Commission     Registrant; State of Incorporation;      IRS Employer
  File Number    Address; and Telephone Number            Identification Number
  -----------    -----------------------------------      ---------------------

   1-13739       UNISOURCE ENERGY CORPORATION              86-0786732
                 (An Arizona Corporation)
                 One South Church, Suite 100
                 Tucson, AZ  85701
                 (520) 571-4000



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Item 5. Other Events.
---------------------

     On August 26, 2003, UniSource Energy Corporation (UniSource Energy) filed a Current Report on Form 8-K describing in Item 2 thereof the completion of the purchase of the Arizona gas and electric system assets from Citizens Communication Company (Citizens) on August 11, 2003. As permitted by Item 7 of Form 8-K, historical financial statements were not included in the August 26th Form 8-K. Instead, the Form 8-K stated that historical financial statements would be filed, if required, within the time permitted by Item 7.

     UniSource Energy has determined that the assets acquired from Citizens were not significant within the meaning of Regulation S-X. Consequently, UniSource Energy will not be filing either financial statements for periods prior to August 11, 2003 of the business acquired or pro forma financial information.


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

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             UNISOURCE ENERGY CORPORATION
                                           --------------------------------
                                                      (Registrant)


Date:  October 2, 2003                          /s/  Kevin P. Larson
                                           --------------------------------
                                                     Kevin P. Larson
                                               Vice President and Principal
                                                     Financial Officer


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